                                                                   EXHIBIT 10.23


February 11, 2004


Mafco Holdings Inc.
35 East 62nd Street
New York, New York 10021
Attention:  Barry F. Schwartz
Executive Vice President and
General Counsel
Facsimile: (212) 572-5170
email:  bschwartz@mafgrp.com

Ladies and Gentlemen:

         This exchange support agreement ("Support Agreement") is to confirm that if, on or prior to 5:00 p.m. New York City time, on March 1, 2004, Revlon, Inc. ("Revlon") commences an exchange offer (the "Exchange Offer") for certain series of notes of Revlon Consumer Products Corporation ("RCPC" and, together with Revlon, the "Company") for or into a combination of equity and cash and other related transactions to exchange or convert, as applicable, certain indebtedness of RCPC and preferred stock of Revlon (collectively, with the Exchange Offer, the "Refinancing Transactions") in accordance with the terms set forth on Exhibit A hereto (the "Term Sheet"), the undersigned holder (the "Noteholder") holding (i) 9% Senior Notes due 2006 of RCPC and guaranteed by Revlon (the "9% Senior Notes"), (ii) 8 1/8% Senior Notes due 2006 of RCPC and guaranteed by Revlon (the "8 1/8% Senior Notes"), and/or (iii) 8 5/8% Senior Subordinated Notes due 2008 of RCPC and guaranteed by Revlon (the "8 5/8% Senior Subordinated Notes" and, collectively with the 9% Senior Notes and the 8 1/8% Senior Notes, the "Notes"), will, as soon as practical but no later than the fifteenth business day following the commencement of the Exchange Offer (the "Tender Date"), tender, and will cause its affiliates other than Revlon or any of its subsidiaries (the "Affiliates") to tender, into the Exchange Offer, in exchange for shares of Revlon Class A common stock (as defined in the Term Sheet), the aggregate principal amount and series of Notes set forth under the Noteholder's name and any and all Notes acquired by the Noteholder subsequent to the date of this Support Agreement, each in accordance with the applicable procedures set forth in the definitive offering circular relating to the Exchange Offer. In exchange for any interest accrued and unpaid on the tendered Notes at the applicable rate and in accordance with the applicable procedures set forth in the definitive offering circular relating to the Exchange Offer, the Noteholder (and its Affiliates) shall elect to receive Revlon Class A common stock in lieu of cash. Any and all Notes acquired by the Noteholder (and its Affiliates) after the Tender Date (or otherwise held by the Noteholder and its Affiliates at any time prior to the expiration date of the Exchange Offer) shall be tendered into the Exchange Offer on or before the expiration of the Exchange Offer in accordance with the applicable procedures set forth in the definitive offering circular relating to the Exchange Offer.

         In addition, the Noteholder, being entitled to amounts owing to it under (i) the $100 Million Senior Unsecured Multiple-Draw Term Loan Agreement dated February 5, 2003, between RCPC and MacAndrews & Forbes Holdings Inc. ("MacAndrews Holdings"), as amended, (ii) the $65 Million Senior Unsecured Supplemental Line of Credit Agreement dated February 5, 2003, between RCPC and MacAndrews Holdings, as amended, (iii) the 2004 $125 Million Senior Unsecured Multiple-Draw Term Loan Agreement dated January 28, 2004, between RCPC and MacAndrews Holdings, and (iv) an aggregate of $24.1 million outstanding under certain non-interest bearing subordinated promissory notes payable by RCPC (items (i) through (iv) are referred to herein collectively as, the "Other Company Indebtedness"), will, upon the closing of the Exchange Offer, exchange and cause its Affiliates to exchange, any and all amounts outstanding, including accrued and unpaid interest thereon at the applicable rate, under the Other Company Indebtedness as of the closing of the Exchange Offer (which amounts, as of the date hereof, are set forth under the Noteholder's name) at the exchange ratios set forth in the Term Sheet.

         In addition, the Noteholder, holding (i) 546 outstanding shares of Series A preferred stock of Revlon, par value $0.01 per share, having an aggregate liquidation preference of $54.6 million and (ii) 4,333 outstanding shares of Series B convertible preferred stock of Revlon, par value $0.01 per share, (items (i) and (ii) are referred to herein collectively as the "Preferred Stock"), will, upon the closing of the Exchange Offer, exchange or convert, as applicable, and cause its Affiliates to exchange or convert, as applicable, the Preferred Stock at the exchange ratios set forth in the Term Sheet.

         The closing of the Refinancing Transactions and the M&F Equity Contribution (as defined in the Term Sheet) shall take place on the same day and the issuance of the shares of Revlon Class A common stock to the Noteholder (and its Affiliates) shall occur in the following order: first, in the Exchange Offer; second, upon exchange of the Other Company Indebtedness; and last, upon exchange or conversion, as applicable, of the Preferred Stock.

         Prior to the Termination Date (as defined below), at every meeting of the stockholders of Revlon called with respect to the Refinancing Transactions, and at every postponement or adjournment thereof, and on every action or approval by written consent of Revlon's stockholders with respect to the Refinancing Transactions, the Noteholder agrees to vote such holder's shares of Revlon's voting securities in favor of, or consent to, and, to the extent applicable, cause its Affiliates to vote in favor of, or consent to, the Refinancing Transactions and the transactions contemplated by the Term Sheet and any matter that could reasonably be expected to facilitate the Refinancing Transactions and the transactions contemplated by the Term Sheet. Prior to the Termination Date, the Noteholder will not, and will cause its Affiliates not to, enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Support Agreement.

         Prior to the Termination Date and subject to the terms and conditions of this Support Agreement, the Noteholder agrees not to, and will cause its Affiliates not to, take, or cause to be taken, directly or indirectly, any action inconsistent with the consummation of, or opposing, the Refinancing Transactions or the transactions contemplated by the Term Sheet. Prior to the Termination Date, the Noteholder agrees to, and will cause its Affiliates to, take, or cause to be taken, all actions reasonably necessary to facilitate, encourage or otherwise support the Refinancing Transactions and the transactions contemplated by the Term Sheet.

         Prior to the Termination Date, the Noteholder will not, and will cause its Affiliates not to, withdraw or revoke any tender, consent or vote contemplated by this Support Agreement unless the Exchange Offer is terminated before its expiration or modified without such Noteholder's prior written consent or this Support Agreement is terminated in accordance with its terms.

         The Noteholder further agrees that it will not, and will cause its Affiliates not to, exercise its Public Rights (as defined in the Term Sheet).

         The Noteholder's obligation to tender, consent and vote, as applicable, as contemplated by this Support Agreement, is subject to the following conditions (each a "Condition" and collectively, the "Conditions"): (a) the preparation and, as appropriate, the dissemination or execution of definitive documentation, in form and substance reasonably satisfactory to the Noteholder, necessary to implement the Refinancing Transactions and the transactions contemplated by the Term Sheet in accordance with the terms of such Term Sheet, including, without limitation (i) offering materials, (ii) certificates and agreements, if any, relating to the securities to be issued in the Refinancing Transactions (the foregoing documents and agreements in (i) and (ii) above, as amended or supplemented, the "Documents"), (iii) amendments to RCPC's senior secured credit facility if required to consummate the transactions contemplated by this Support Agreement and (iv) the execution by Revlon of an Investment Agreement by and between the Noteholder and the Company (the "Investment Agreement"), and the execution by Revlon and Fidelity of a Shareholders Agreement by and among Fidelity, the Noteholder and the Company (the "Shareholders Agreement"); (b) the Documents not containing any misstatement of a material fact or omitting to state a material fact necessary to make statements therein, in the light of the circumstances under which they are made, not misleading (a "Material Misstatement"); (c) the Company receiving all material third party consents and approvals contemplated by the Term Sheet or otherwise required to consummate the transactions contemplated hereby and in the Term Sheet; and (d) no material breach by the Company of the Covenants set forth below.

         Each of the parties covenants and agrees as follows (each a "Covenant" and collectively, the "Covenants"): (a) except as contemplated by this Support Agreement, the definitive offering circular for the Exchange Offer, the Term Sheet and the Fidelity Support Agreement (as defined below), between the date hereof and the Termination Date, the Company shall (i) conduct business in the ordinary course in accordance with past practice, and (ii) not issue or agree to issue any securities of the Company (other than to employees pursuant to the Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan or any other equity based compensation plan), make any distributions to equity holders or incur any material indebtedness other than under existing facilities or the Additional Credit Facility (as defined in the Term Sheet), without the consent of the Noteholder; (b) the Company will conduct the Rights Offering and the Additional Offerings (each as defined in the Term Sheet) in accordance with the terms set forth in the Term Sheet and applicable law; (c) the Company and the Noteholder shall negotiate in good faith, and enter into the Investment Agreement and the Shareholders Agreement each containing such terms as are set forth in the Term Sheet; and (d) the Noteholder shall make the investments in the Revlon Class A common stock in accordance with the Term Sheet.

         Revlon's acceptance of any Notes tendered by the Noteholder (or an Affiliate) shall be subject to satisfaction of each of the Conditions (or waiver by the Noteholder of each of the Conditions), provided, however, that Revlon will not make any material modification of the terms of the Exchange Offer, without the Noteholder's consent. This Support Agreement shall terminate upon the first to occur (the "Termination Date") of (a) the termination, expiration or consummation of the Exchange Offer; (b) any court of competent jurisdiction or other competent governmental or regulatory authority issuing an order making illegal or otherwise restricting, preventing or prohibiting the Exchange Offer in a way that cannot be reasonably remedied by the Company; (c) material breach by the Company of any of the Covenants; (d) the lenders under RCPC's senior secured credit facility having accelerated any amounts owed thereunder; (e) June 30, 2004, if the Exchange Offer has not been consummated by such date; (f) the Documents not being consistent in all material respects with the terms and provisions of the Term Sheet or containing any provision materially inconsistent with the Term Sheet; or (g) a Material Misstatement.

         Prior to the Termination Date, the Noteholder agrees that, without Revlon's prior written consent, it will not, and will cause its Affiliates not to, directly or indirectly, sell, assign, grant an option with respect to, transfer or otherwise dispose of any of the Notes, Other Company Indebtedness or Preferred Stock set forth under the Noteholder's (or Affiliate's) name, in whole or in part, unless the transferee agrees in writing to be bound by the terms of this Support Agreement with respect to the Notes purchased by such transferee as though it was an original signatory hereto, which writing the Noteholder (or Affiliate) shall provide to the Company and is found by the Company to be reasonably acceptable.

         Unless required by applicable law or regulation, prior to the initial press release (which press release shall be in form and substance reasonably satisfactory to the Noteholder except in all cases as required by applicable law) describing the Refinancing Transactions, this Support Agreement and the Fidelity Support Agreement (as defined below), the Company shall not disclose the Noteholder's (or any Affiliate's) identity or its individual holdings of Notes, Other Company Indebtedness or Preferred Stock without the prior written consent of the Noteholder; and if such announcement or disclosure is so required by law or regulation, the Company shall use its commercially reasonable best efforts to afford the Noteholder a reasonable opportunity to review, comment upon, object to or seek a consent order preventing any such announcement or disclosure prior to the Company's making such announcement or disclosure. The foregoing shall not prohibit the Company from disclosing the approximate aggregate principal amount of Notes, Other Company Indebtedness and Preferred Stock held by the Noteholder (and its Affiliates).

         Each of the parties represents to each other party that, as of the date of this Support Agreement, such party is, and at all times thereafter until the Termination Date such party will be duly organized, validly existing, and in good standing under the laws of the state of its organization, and has all requisite corporate, partnership, or limited liability company power and authority to enter into this Support Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Support Agreement.

         Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other party's failure to perform each of its obligations under this Support Agreement, it is understood and agreed by each of the parties that any breach of or threatened breach of this Support Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and, accordingly, the parties agree that, in addition to any other remedies, each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief for any such breach or threatened breach. To the extent any of the parties may be entitled to the benefit of any provision of law requiring any party in any suit, action or proceeding arising out of or in connection with this Support Agreement or any of the transactions contemplated hereby to post security for litigation costs or otherwise post a performance bond or guaranty or to take any similar action, each party hereby irrevocably waives such benefit, in each case to the fullest extent now or hereafter permitted under the laws of any such other jurisdiction.

         This Support Agreement is intended to bind and inure to the benefit of the parties and their respective successors, assigns, heirs, executors, administrators and representatives.

         This Support Agreement, as may be supplemented by the Investment Agreement and the Shareholders Agreement, upon execution thereof, including the exhibit(s) hereto and thereto, constitutes the entire agreement of the parties with respect to the subject matter of this Support Agreement, and supersedes all other prior negotiations, agreements, and understandings, whether written or oral, among the parties with respect to the subject matter of this Support Agreement; provided, however, that any confidentiality agreement executed by any party hereto shall survive this agreement and shall continue in full force and effect irrespective of the terms hereof, including, without limitation, the Confidentiality Agreement dated December 23, 2003, between MacAndrews Holdings, Bondholder Advisor and Revlon.

         The Noteholder acknowledges, that on the date hereof, Revlon has entered into an exchange support agreement with Fidelity Management & Research Co. ("Fidelity") with respect to certain debt securities held by Fidelity or its affiliates or consolidated funds, the form of which agreement is attached as Exhibit B hereto (the "Fidelity Support Agreement"). Revlon agrees that it will not agree to any amendment or waiver to the terms of the Fidelity Support Agreement without the prior written consent of the Noteholder.

         This Support Agreement may be executed in one or more counterparts (which may be by facsimile), each of which shall be deemed an original and all of which shall constitute one and the same agreement.

         All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) or emailed to the parties at the following addresses, facsimile numbers or email addresses:

                  If to the Noteholder:

                  As specified on the signature page hereto, with one copy (which shall not constitute notice) to:

                           Wachtell, Lipton, Rosen & Katz
                           51 W. 52nd Street
                           New York, N.Y. 10019
                           Attention: Trevor S. Norwitz
                           Facsimile: (212) 403-2333
                           Email: tsnorwitz@wlrk.com

                  If to Revlon, to:

                           Revlon, Inc.
                           237 Park Avenue
                           New York, NY 10017
                           Attention:  Steven Schiffman, Senior Vice President
                                       and Treasurer
                           Facsimile: 212-527-5530
                           Email:  steven.schiffman@revlon.com

                           With one copy to:

                           Revlon, Inc.
                           237 Park Avenue
                           New York, NY
                           Attention:  Robert K. Kretzman
                           Executive Vice President and Chief Legal Officer
                           Facsimile: 212-527-5693
                           Email:  robert.kretzman@revlon.com

                           With one copy (which shall not constitute notice) to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036
                           Attention: J. Gregory Milmoe
                           Facsimile: 212-735-2000
                           Email:  jmilmoe@skadden.com

         This Support Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to its laws relating to conflicts of laws). The parties agree that all actions or proceedings arising in connection with this Support Agreement shall be tried and litigated only in the federal or state courts located in the County of New York, State of New York. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the federal and state courts located in the County of New York, State of New York for the purpose of any such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Nothing expressed or referred to in this Support Agreement will be construed to give any person, other than the parties to this Support Agreement or Fidelity, any legal or equitable right, remedy, or claim under or with respect to this Support Agreement or any provision of this Support Agreement. This Support Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Support Agreement, provided, however, Fidelity is an intended third party beneficiary of this Support Agreement and Fidelity's prior written consent shall be required for any amendment or waiver of this Support Agreement.

         Any provision of this Support Agreement may be amended or waived, if, and only if, such amendment or waiver is in writing and signed by each of the parties hereto. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         If any provision of this Support Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Support Agreement will remain in full force and effect. Any provision of this Support Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                           Very truly yours,

                           REVLON, INC.


                           By: /s/ Robert K. Kretzman
                               ----------------------
                           Name: Robert K. Kretzman
                           Title: Executive Vice President

                            ACKNOWLEDGED AND AGREED:

                            Mafco Holdings Inc.

                             /s/ Howard Gittis
                             -------------------------------------
                            Howard Gittis
                            Vice Chairman

                            $1,000,000
                            ----------
                            Principal Amount of 9% Senior Notes due 2006 as of the date hereof


                            $0
                            --
                            Principal Amount of 8 5/8% Senior Notes due 2006 as of the date hereof


                            $284,770,000
                            ------------
                            Principal Amount of 8 5/8% Senior Subordinated Notes due 2008 as of the date hereof


                            $108,086,000
                            ------------
                            Outstanding Amount Under the $100 Million Senior Unsecured Multiple-Draw Term Loan Agreement dated February 5, 2003 as of the date hereof


                            $26,082,000
                            -----------
                            Outstanding Amount Under the $65 Million Senior Unsecured Supplemental Line of Credit Agreement dated February 5, 2003 as of the date hereof


                            $12,426,000
                            -----------
                            Outstanding Amount under the 2004 $125 Million Senior Unsecured Multiple-Draw Term Loan Agreement dated January 28, 2004 as of the date hereof


                            $24,086,000
                            -----------
                            Outstanding Amount of Subordinated Demand
                            Notes and Capital Contribution Notes as of the date hereof

                            Address for Notices to Noteholder:

                            Mafco Holdings Inc.
                            35 East 62nd Street
                            New York, New York 10021
                            Attention:  Barry F. Schwartz
                            Executive Vice President and
                            General Counsel
                            Facsimile: (212) 572-5170
                            email:  bschwartz@mafgrp.com

                                                                       Exhibit A
                                                                       ---------



                                    TERMS OF
                         EXCHANGE OFFER FOR ANY AND ALL


------------------------------------------ ------------------------------------------------------------------
I.     EXCHANGE OFFER                      Revlon, Inc. ("Revlon") agrees, in reliance on the exemption
       --------------                      from the registration requirements of the Securities Act of
                                           1933, as amended (the "Securities Act"), provided by Section
                                           3(a)(9) thereof, to conduct an exchange offer (the "Exchange
                                           Offer"), pursuant to which Revlon will offer holders of certain series of notes issued by its wholly owned subsidiary, Revlon
                                           Consumer Products Corporation ("Products Corporation"), and
                                           guaranteed by Revlon, the option to receive (i) shares of Class
                                           A common stock of Revlon, par value $0.01 per share ("Revlon
                                           Class A common stock"), or (ii) cash, subject to proration as described below, in exchange for their notes and guaranties.

                                           As described below, Fidelity and M&F (as such terms
                                           are defined below) agree to exchange notes and
                                           guaranties thereof and, in the case of M&F, certain
                                           other debt obligations of Products Corporation and
                                           preferred stock of Revlon for shares of Revlon Class
                                           A common stock.

------------------------------------------ ------------------------------------------------------------------

       EXCHANGE OFFER
       CONSIDERATION

                                          For each $1,000 principal amount of notes tendered in
                                          the Exchange Offer, holders of Products Corporation's
                                          8 1/8% Senior Notes due 2006 (the "8 1/8% Senior Notes")
                                          and 9% Senior Notes due 2006 (the "9% Senior Notes")
                                          (together, the "Senior Notes") may elect to receive:

                                           o        400 shares of Revlon Class A common stock; or

                                           o        $830, in the case of the 8 1/8% Senior Notes, in cash; or

                                           o        $800, in the case of the 9% Senior Notes, in cash;

                                           o        plus, in each case, accrued and unpaid interest,
                                                    which will be paid in Revlon Class A common stock or
                                                    cash at the option of the holder



                                                    (without regard to whether such holder has
                                                    elected to receive Revlon Class A common
                                                    stock or cash in exchange for its Notes).

                                           For each $1,000 principal amount of notes
                                           tendered in the Exchange Offer, holders of
                                           Products Corporation's 8 5/8% Senior
                                           Subordinated Notes due 2008 (the
                                           "Subordinated Notes" and, together with the
                                           Senior Notes, the "Notes") may elect to
                                           receive:

                                           o        300 shares of Revlon Class A common stock; or

                                           o        $620 in cash;

                                           o        plus, in each case, accrued and unpaid
                                                    interest, which will be paid in Revlon Class
                                                    A common stock or cash at the option of the
                                                    holder (without regard to whether such
                                                    holder has elected to receive Revlon Class A
                                                    common stock or cash in exchange for its
                                                    Notes).

                                           Notwithstanding the foregoing, Fidelity, with respect to the
                                           Initial Fidelity Notes (as such term is defined below), and M&F agree to receive Revlon Class A common stock in exchange for the principal amount of Notes tendered and M&F agrees to receive
                                           Revlon Class A common stock with respect to accrued and unpaid interest, in each case as described below in the section
                                           entitled "Support Agreements."
------------------------------------------ ------------------------------------------------------------------

       PRORATION                           The maximum aggregate principal amount of Notes that may be tendered for cash (the "Cash Exchange Amount") in the Exchange
                                           Offer will be limited to $150 million, which amount will be reduced by the aggregate principal amount of Additional Tendered
                                           Notes (as such term is defined below) tendered and exchanged for
                                           Revlon Class A common stock.  In the event that holders of Notes with an aggregate principal amount in excess of the Cash
                                           Exchange Amount elect to receive cash, the cash consideration will be apportioned pro rata first, among the tendering holders of Subordinated Notes that elected to receive cash consideration and then, to the extent that any portion of the Cash Exchange
                                           Amount has not been allocated, pro rata among the tendering holders of Senior Notes

                                       2





                                           that elected to receive cash consideration.

                                           Holders that have elected to receive cash
                                           consideration may further elect, in the event that
                                           they are subject to proration, to have the portion of
                                           their tendered Notes for which they will not receive
                                           cash returned to them. If they do not make such
                                           election, holders will receive Revlon Class A common
                                           stock for the portion of their tendered Notes for
                                           which they will not receive cash.
------------------------------------------ ------------------------------------------------------------------
       WITHDRAWAL RIGHTS                   None.
------------------------------------------ ------------------------------------------------------------------
       SUPPORT AGREEMENTS                  Fidelity Management & Research Co. and its affiliates and
                                           consolidated funds, (collectively, "Fidelity") hold $155.06 million aggregate principal amount of Notes (the "Initial
                                           Fidelity Notes").  Fidelity will enter into a Support Agreement with Revlon, whereby it will agree to exchange the Initial
                                           Fidelity Notes in the Exchange Offer, for shares of Revlon Class
                                           A common stock.  Fidelity may elect to receive either cash or
                                           Revlon Class A common stock in exchange for accrued and unpaid interest (at the applicable rate) on such tendered Notes.

                                           Mafco Holdings Inc. and its affiliates other than
                                           Revlon or any of its subsidiaries (collectively,
                                           "M&F") hold $285.77 million aggregate principal
                                           amount of Notes (the "Initial M&F Notes" and,
                                           together with the Initial Fidelity Notes, the
                                           "Initial Notes"). M&F will enter into a Support
                                           Agreement with Revlon, whereby it will agree to
                                           exchange in the Exchange Offer the Initial M&F Notes,
                                           together with any additional Notes acquired by it
                                           from the date of the Support Agreement through the
                                           closing of the Exchange Offer, in exchange for shares
                                           of Revlon Class A common stock, including with
                                           respect to accrued and unpaid interest (at the
                                           applicable rate) on such tendered Notes.

                                           In addition, pursuant to the Support Agreement, M&F
                                           will agree to exchange (x) any and all amounts
                                           outstanding (including accrued and unpaid interest
                                           thereon at the applicable rate), as of the date of
                                           the closing of the Exchange Offer, under each of (i)
                                           the $100 Million Senior Unsecured Multiple-Draw Term
                                           Loan Agreement, dated as of February 5, 2003, between
                                           Products Corporation and M&F, as amended,

                                       3




                                           (ii) the $65 Million Senior Unsecured Supplemental
                                           Line of Credit Agreement, dated as of February 5,
                                           2003, between Products Corporation and M&F, as
                                           amended (the "M&F $65 Million Line of Credit"), and
                                           (iii) the $125 Million 2004 Senior Unsecured
                                           Multiple-Draw Term Loan Agreement, dated as of
                                           January 28, 2004, between Products Corporation and
                                           M&F (the "M&F $125 Million Loan"), each at an
                                           exchange ratio of 400 shares of Revlon Class A common
                                           stock for each $1,000 of indebtedness outstanding
                                           thereunder, and (y) an aggregate of $24.1 million
                                           outstanding under certain non-interest bearing
                                           subordinated promissory notes payable by Products
                                           Corporation, at an exchange ratio of 300 shares of
                                           Revlon Class A common stock for each $1,000 of
                                           indebtedness outstanding thereunder. This exchange
                                           will be consummated simultaneously with the Exchange
                                           Offer.

                                           In addition, pursuant to the Support Agreement, M&F
                                           will agree to (i) exchange all 546 outstanding shares
                                           of Series A preferred stock of Revlon, par value
                                           $0.01 per share, having an aggregate liquidation
                                           preference of $54.6 million, for shares of Revlon
                                           Class A common stock at an exchange ratio of 160
                                           shares of Revlon Class A common stock for each $1,000
                                           of liquidation preference outstanding, and (ii)
                                           convert all 4,333 outstanding shares of Series B
                                           convertible preferred stock of Revlon, par value
                                           $0.01 per share, into 433,333 shares of Revlon Class
                                           A common stock in accordance with the terms of the
                                           certificate of designations for such Series B
                                           convertible preferred stock. This exchange and
                                           conversion will be consummated simultaneously with
                                           the Exchange Offer.

                                           In addition, pursuant to the Support Agreement, M&F
                                           will vote in favor of, or consent to, the issuance of
                                           shares of Revlon Class A common stock in the Exchange
                                           Offer and pursuant to the Support Agreements with
                                           Fidelity and M&F and the other transactions
                                           contemplated by this term sheet and will agree to
                                           take all actions reasonably necessary to facilitate
                                           or otherwise support the Exchange Offer and the
                                           transactions contemplated by this term sheet.
 ------------------------------------------ ------------------------------------------------------------------

                                       4


       MACANDREWS & FORBES
       EQUITY CONTRIBUTION                 Promptly following the expiration of the Exchange
                                           Offer, M&F agrees to subscribe for additional shares
                                           of Revlon Class A common stock at a purchase price of
                                           $2.50 per share in an aggregate subscription amount
                                           equal to the sum of (x) $150 million less the
                                           aggregate principal amount of the Additional Tendered
                                           Notes plus (y) an amount necessary (if any) to
                                           maintain M&F's ownership immediately after the
                                           closing of the Exchange Offer at no less than 49% of
                                           the Common Stock ((x) and (y) together, the "M&F
                                           Equity Contribution", which amount shall not be less
                                           than zero) plus (z) the amount, if any, of cash to be
                                           paid by Revlon in exchange for Notes tendered in the
                                           Exchange Offer, excluding cash to be paid with
                                           respect to accrued interest at the applicable rate
                                           (the "M&F Stock Subscription").



                                           The "Additional Tendered Notes" are those Notes
                                           validly tendered by any party and accepted by Revlon
                                           in the Exchange Offer in excess of the aggregate
                                           principal amount of the Initial Notes.

---------------------------    ---------------------------------------------------------------------------------

       USE OF PROCEEDS                     The net cash proceeds received by Revlon as the M&F Equity
                                           Contribution, if any, will be contributed to Products
                                           Corporation.  Revlon will cause Products Corporation to use any such amounts to reduce outstanding indebtedness, other than revolving indebtedness unless there is a corresponding
                                           commitment reduction.

                                           Any cash received by Revlon as the M&F Stock
                                           Subscription will be used for the cash consideration
                                           in the Exchange Offer.

---------------------------     --------------------------------------------------------------------------------

II.    PUBLIC RIGHTS OFFERING
       ----------------------              As soon as reasonably practicable after the consummation of the
                                           Exchange Offer, Revlon agrees to consummate a rights offering
                                           (the "Public Rights Offering") pursuant to which Revlon will distribute, on a pro rata basis and at no charge,
                                           non-transferable rights (the "Public Rights") to each holder of record, as of a date prior to the expiration of the Exchange
                                           Offer, of Revlon Class A common stock and the Class B common stock of Revlon, par value $0.01 per share ("Revlon Class B common stock" and, together with the Revlon Class A common stock, the "Common Stock"), to purchase its pro rata number of shares ("Public Rights Shares") of Revlon Class A common

                                       5



                                           stock (the "Public Basic Subscription Privilege") at a price per Public Rights Share equal to $2.50 (the "Public
                                           Subscription Price"), such that the aggregate number of Public
                                           Rights Shares to be offered in the Public Rights Offering
                                           multiplied by the Public Subscription Price will equal the
                                           Public Offering Amount. The "Public Offering Amount" shall be equal to (A) the sum of (i) the M&F Equity Contribution, if any, and (ii) the M&F Stock Subscription, divided by (B) the
                                           M&F Ownership Percentage.

                                           The "M&F Ownership Percentage" means the percentage of Common
                                           Stock owned by M&F on the record date of the Public Rights
                                           Offering.


                                           Although M&F will receive Public Rights, it will agree in its
                                           Support Agreement not to exercise such Public Rights.

                                           Each holder of Public Rights who exercises in full its Public
                                           Basic Subscription Privilege will be entitled, on a pro rata basis, to subscribe for additional Public Rights Shares at the
                                           Public Subscription Price, to the extent that other holders of
                                           Public Rights do not exercise all of their Public Rights in the Public Basic Subscription Privilege; provided that such oversubscription privilege will be limited, in the aggregate, to those Public Rights Shares underlying the Public Rights of holders other than M&F.
---------------------------     --------------------------------------------------------------------------------

     USE OF PROCEEDS                       The net cash proceeds received by Revlon as payment for the
                                           Public Subscription Price in the Public Rights Offering will be contributed to Products Corporation. Revlon will cause
                                           Products Corporation to use any such amounts to reduce
                                           outstanding indebtedness, other than revolving indebtedness unless there is a corresponding commitment reduction.

---------------------------     --------------------------------------------------------------------------------

III. SECOND RIGHTS OFFERING                On or prior to December 31, 2004, Revlon agrees to have closed
     ----------------------                an additional rights offering (the "Rights Offering") pursuant to which Revlon will distribute, on a pro rata basis and at no charge, rights (the "Rights") to each holder of record of the
                                           Common Stock, to purchase its pro rata number of shares
                                           ("Rights Shares") of Revlon Class A common stock (the "Basic
                                           Subscription Privilege") at a price per

                                      6



                                           Rights Share to be determined by the Board of Directors of
                                           Revlon at the time of the Rights Offering (the "Subscription
                                           Price"), such that the aggregate number of Rights Shares to be offered in the Rights Offering multiplied by the Subscription
                                           Price will equal the Aggregate Offering Amount. The "Aggregate
                                           Offering Amount" shall be equal to the positive excess, if any, of $200 million over the sum of (i) the aggregate
                                           principal amount of the Additional Tendered Notes, (ii) the
                                           M&F Equity Contribution, if any, and (iii) the aggregate
                                           proceeds of the Public Rights Offering (such excess, if any, being the "Aggregate Back-Stop Amount").


                                           Each of M&F and Fidelity may exercise their Basic Subscription
                                           Privilege and their Over-Subscription Privilege.

                                           Each holder of Rights who exercises in full its Basic
                                           Subscription Privilege will be entitled, on a pro rata basis, to subscribe for additional Rights Shares at the Subscription
                                           Price (the "Over-Subscription Privilege"), to the extent that other holders of Rights do not exercise all of their Rights in the Basic Subscription Privilege.
---------------------------     --------------------------------------------------------------------------------

 MACANDREWS & FORBES
 BACK-STOP                                 In the event the Rights Offering is not fully subscribed, M&F shall, on or prior to December 31, 2004, on the same
                                           terms as the Rights Offering, purchase all of the Back-Stop
                                           Shares (as such term is defined below).


                                           "Back-Stop Shares" shall mean such number of shares of Revlon
                                           Class A common stock as equals all of the Rights Shares that are not otherwise subscribed and paid for by the holders of
                                           Rights under either their Basic Subscription Privilege or
                                           their Over-Subscription Privilege, provided, however, that the maximum number of Back-Stop Shares shall not exceed:

                                           o        (x) the Aggregate Back-Stop Amount

                                           o        divided by (y) the Subscription Price.
---------------------------     --------------------------------------------------------------------------------

                                       7



       USE OF PROCEEDS                     The net cash proceeds received by Revlon as payment for the
                                           Subscription Price in the Rights Offering will be contributed to
                                           Products Corporation.  Revlon will cause Products Corporation to use any such amounts to reduce outstanding indebtedness, other than revolving indebtedness unless there is a corresponding commitment reduction.
---------------------------     --------------------------------------------------------------------------------

IV.    ADDITIONAL EQUITY OFFERINGS         To the extent that the sum of (i) the aggregate principal amount
       ---------------------------         of the Additional Tendered Notes, (ii) the M&F Equity
                                           Contribution, if any, (iii) the aggregate proceeds of the Public
                                           Rights Offering, (iv) the aggregate proceeds of the Rights
                                           Offering (including the Aggregate Back-Stop Amount) and (v) the aggregate proceeds of any other equity offering(s) consummated after the Exchange Offer and used by Products Corporation to reduce outstanding indebtedness, other than revolving
                                           indebtedness unless there is a corresponding commitment
                                           reduction, is less than $300 million (such shortfall, if any, the "Aggregate Additional Offering Amount"), Revlon will agree to consummate, on or prior to March 31, 2006, one or more
                                           offerings (which may be rights offerings and/or issuances of
                                           Revlon Class A common stock in a public offering or private placement or other exempt transactions either for cash or in exchange for outstanding indebtedness of Products Corporation)
                                           in order to reduce the outstanding indebtedness of Products
                                           Corporation, other than revolving indebtedness unless there is a corresponding commitment reduction, by the Aggregate Additional
                                           Offering Amount (the "Additional Offerings").


                                           The offering price and terms of any Additional Offerings shall be determined by the Board of Directors of Revlon at the time of the Additional Offerings.

                                           In the event that by March 31, 2006 the proceeds (or aggregate principal amount of notes tendered in any exchange) of the
                                           Additional Offerings are less than the Aggregate Additional
                                           Offering Amount, M&F will agree to purchase shares (the
                                           "Aggregate Additional Back-Stop Amount") of Revlon Class A
                                           common stock for an amount of cash such that Products
                                           Corporation reduces indebtedness, other than

                                       8




                                           revolving indebtedness unless there is a corresponding
                                           commitment reduction, in an aggregate principal amount equal to the Aggregate Additional Offering Amount.

                                           M&F may satisfy its obligations by making an investment in
                                           Revlon Class A common stock in an amount equal to the
                                           Aggregate Additional Back-Stop Amount pursuant to any
                                           transaction approved by Revlon's Board of Directors, which may include a rights offering.
---------------------------     --------------------------------------------------------------------------------

       USE OF PROCEEDS                     The net cash proceeds received by Revlon in the Additional
                                           Offerings (including the Aggregate Additional Back-Stop Amount)
                                           will be contributed to Products Corporation.  Revlon will cause
                                           Products Corporation to use any such amounts to reduce
                                           outstanding indebtedness, other than revolving indebtedness unless there is a corresponding commitment reduction.
---------------------------     --------------------------------------------------------------------------------

       AMENDMENTS, WAIVERS
       -------------------

                                           The terms will not be amended or waived without the written consent of each of Fidelity, M&F and Revlon.

---------------------------     --------------------------------------------------------------------------------

V.     CORPORATE GOVERNANCE                As of the date of the closing of the Exchange Offer, Revlon, M&F
       --------------------                and Fidelity shall enter into a shareholders agreement pursuant to which the parties will agree that:

                                           o        Revlon will maintain a majority of Independent
                                                    Directors on its Board of Directors. "Independent
                                                    Directors" shall be those directors who satisfy the
                                                    "independence" criteria set forth in the New York Stock
                                                    Exchange ("NYSE") listing rules; provided, however,
                                                    that any Fidelity Appointees (as such term is defined
                                                    below) shall be deemed to be Independent Directors for
                                                    purposes of the shareholders agreement;

                                           o        Fidelity shall be entitled to nominate to the Board
                                                    of Directors (i) two directors for so long as
                                                    Fidelity holds at least 10% of the outstanding voting
                                                    stock of Revlon or (ii) one director for so long as
                                                    Fidelity holds at least 5% but less than 10% of the
                                                    outstanding voting stock of Revlon (each a "Fidelity
                                                    Appointee"

                                       9



                                                    and, collectively, the "Fidelity Appointees");

                                           o        One Fidelity Appointee, to be designated by Fidelity,
                                                    shall be entitled to sit on all standing committees
                                                    of the Board of Directors of Revlon, subject to
                                                    satisfaction of applicable listing standards and
                                                    other applicable laws, rules and regulations;

                                           o        Fidelity, M&F and all controlled affiliates of M&F
                                                    will vote their respective shares of Common Stock to
                                                    give effect to the agreements referred to in the
                                                    prior three bullet points;

                                           o        Revlon shall establish within 30 days after the
                                                    consummation of the Exchange Offer and maintain a
                                                    Nominating and Corporate Governance Committee of the
                                                    Board of Directors;

                                           o        Revlon shall not conduct any business or enter into any
                                                    transaction or series of similar transactions with any
                                                    affiliate of Revlon (other than Revlon's subsidiaries)
                                                    or a legal or beneficial owner of 10% or more of the
                                                    voting power of the voting stock of Revlon or an
                                                    affiliate of such owner (other than any transaction (i)
                                                    contemplated herein or pursuant to agreements or
                                                    arrangements entered into prior to the date hereof and
                                                    disclosed to Fidelity or (ii) specifically permitted by
                                                    the indentures pursuant to which the Notes were issued)
                                                    unless: (a) with respect to a transaction or series of
                                                    related transactions, other than the purchase or sale
                                                    of inventory in the ordinary course of business,
                                                    involving aggregate payments or other consideration in
                                                    excess of $5.0 million, such transaction or series of
                                                    related transactions has been approved by all the
                                                    Independent Directors of the Board of Directors of
                                                    Revlon, and (b) with respect to a transaction or series
                                                    of related transactions, other than the purchase or
                                                    sale of inventory in the ordinary course of business,
                                                    involving aggregate payments or other consideration in


                                       10

                                                    excess of $20.0 million, such transaction or series of
                                                    related transactions has been determined, in the
                                                    written opinion of a nationally recognized, investment
                                                    banking firm, to be fair, from a financial point of
                                                    view, to Revlon.

                                                    The shareholders agreement shall terminate at such time as
                                                    Fidelity ceases to hold at least 5% of the outstanding voting stock of Revlon. From the date hereof, Revlon shall not enter into any material transaction pending the appointment of the
                                                    Fidelity Appointees as set forth above.

                                                    Without the consent of Fidelity, Revlon, Inc. will not permit
                                                    Products Corporation to have outstanding aggregate borrowings under the M&F $125 Million Loan and the M&F $65 Million Line of Credit at any time in excess of (i) $190 million minus (ii)
                                                    the principal amount of borrowings under the M&F $125 Million
                                                    Loan and the M&F $65 Million Line of Credit exchanged for
                                                    Revlon Class A common stock in the Exchange Offer minus (iii)
                                                    the original commitment amount of the Additional Credit
                                                    Facility.
---------------------------     --------------------------------------------------------------------------------

VI.  ADDITIONAL CREDIT
     FACILITY                                       UBS or a lender under Products Corporation's bank credit
     -----------------                              agreement shall provide $65 million of additional liquidity to
                                                    Products Corporation by becoming part of Products
                                                    Corporation's bank credit agreement or increasing such
                                                    lender's commitment thereunder, as the case may be.
 ---------------------------     --------------------------------------------------------------------------------

VII. PRESS RELEASE                                  The text of any press release describing the Exchange Offers
     -------------                                  or other transactions contemplated by this Term Sheet shall be reasonably satisfactory to Fidelity, except as required by applicable law.
---------------------------     --------------------------------------------------------------------------------

                                                                       Exhibit B
                                                                       ---------

                          [Fidelity Support Agreement]